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                      ORRICK, HERRINGTON & SUTCLIFFE LLP
                              Washington Harbour
                              3050 K Street, N.W.
                            Washington, D.C.  20007



                                 March 9, 2000


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549


           Re:    Metris Master Trust
                  Registration Statement No. 333-76047
                  Form 8-K
                  ------------------------------------

Ladies and Gentlemen:

          Attached, on behalf of Metris Receivables, Inc. (the "Registrant"), is the Registrant's Form 8-K being filed on behalf of the Metris Master Trust pursuant to the Securities Exchange Act of 1934, as amended, and the rules thereunder.

                              Very truly yours,

                              /s/ Joseph F. Cottone

                              Joseph F. Cottone
                              Special Assistant to the
                              Structured Finance Group


Enclosures
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                       SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.  20549


                                  ____________


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) March 9, 2000


                              Metris Master Trust
                           Metris Receivables, Inc.
                    (Originator of the Metris Master Trust)
                    ---------------------------------------
            (Exact name of registrant as specified in its charter)



    Delaware                      333-76047                  41-1810301
-----------------           ------------------------    ----------------------
(State or Other             (Commission File Number)    (IRS Employer
Jurisdiction                                            Identification Number)
of Incorporation)


600 South Highway 169, Suite 300, St. Louis Park, Minnesota          55426
-----------------------------------------------------------          -----
       (Address of Principal Executive Office)                     (Zip Code)


Registrant's telephone number, including area code (612) 417-5645


                                      N/A
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.  Not Applicable.

Item 2.  Not Applicable.

Item 3.  Not Applicable.

Item 4.  Not Applicable.

Item 5.  Not Applicable.

Item 6.  Not Applicable.

Item 7.  Exhibits.

The following are filed as Exhibits to this Report under Exhibits 8.1 and 23.1.

     Exhibit 5.1    Legality Opinion of Richards, Layton & Finger, P.A.

     Exhibit 8.1 Opinion of Orrick, Herrington & Sutcliffe LLP with respect to tax matters.

     Exhibit 23.1 Consent of Richards, Layton & Finger, P.A. (included in opinion filed as Exhibit 5.1).

     Exhibit 23.2 Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 8.1).

Item 8.  Not Applicable.
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                    METRIS RECEIVABLES, INC.
                                    on behalf of the Metris Master Trust


                                    By:     /s/ Paul T. Runice
                                            ------------------------------------
                                     Name:  Paul T. Runice
                                     Title: Senior Vice President and Treasurer
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                                 EXHIBIT INDEX
                                 -------------


Exhibit        Description
-------        -----------

Exhibit 5.1    Legality Opinion of Richards, Layton & Finger, P.A.

Exhibit 8.1 Opinion of Orrick, Herrington & Sutcliffe LLP with respect to tax matters.

Exhibit 23.1 Consent of Richards, Layton & Finger, P.A. (included in opinion filed as Exhibit 5.1).

Exhibit 23.2 Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 8.1).